UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                November 9, 2005


                              ORALABS HOLDING CORP.
             (Exact name of registrant as specified in its charter)


                        Commission file number 000-23039

                 COLORADO                          14-1623047
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     (State or other jurisdiction of            (I.R.S. Employer
     incorporation or organization)             Identification No.)


18685 East Plaza Drive, Parker, Colorado                  80134
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(Address of principal executive offices)                (Zip Code)


                                 (303) 783-9499
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 1.02.        Termination of a Material Definitive Agreement

         On November 9, 2005, NVC Lighting Investment Holdings Limited ("NVC") notified OraLabs of NVC's termination of the Stock Exchange Agreement dated February 23, 2005, between OraLabs and NVC, as amended. Under the Agreement, NVC was to be acquired by OraLabs as a wholly-owned subsidiary in consideration for the issuance to the owners of NVC of 94% of the outstanding common stock of OraLabs as of the time of the closing. Simultaneously with that acquisition, OraLabs was to redeem all of its outstanding common stock owned by its President, Gary H. Schlatter, in consideration for the issuance to him of all of OraLabs' outstanding common stock of its wholly-owned subsidiary, OraLabs, Inc., the operating subsidiary of OraLabs.

         NVC chose to exercise its right to terminate under the First Amendment to the Stock Exchange Agreement. There are no early termination penalties either incurred by OraLabs or paid to OraLabs.

Item 7.01.        Regulation FD Disclosure

         On November 9, 2005, OraLabs Holding Corp. issued a press release announcing the termination of the Stock Exchange Agreement. A copy of the press release is attached as Exhibit 99.11 to this report and is incorporated herein by reference. The information contained in this Item 7.01, including Exhibit 99.11, is being furnished and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this
Item 7.01, including the accompanying exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.        Financial Statements and Exhibits

         The following exhibit is furnished herewith:

         99.11 Press Release issued by OraLabs Holding Corp., dated November 9, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ORALABS HOLDING CORP.

                                           By: /s/ Gary H. Schlatter
                                              ------------------------------
                                              Gary H. Schlatter
                                              President
Date: November 10, 2005

                                 EXHIBIT INDEX

   Exhibit No.    Description
   -----------    -----------
         99.11    Press Release issued by OraLabs Holding Corp.,
                  dated November 9, 2005.